UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2020

Commission File Number: 001-36542

TerraForm Power, Inc.
(TerraForm Power NY Holdings, Inc. as successor by merger to TerraForm Power, Inc.)
(Exact name of registrant as specified in its charter)

New York	84-5129672
(State or other jurisdiction of incorporation or organization)	(I. R. S. Employer Identification No.)

c/o TerraForm Power NY Holdings, Inc.
200 Liberty Street, 14th Floor New York, New York	10281
(Address of principal executive offices)	(Zip Code)

646-992-2400
(Registrant’s telephone number, including area code)

None.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Class A, par value $0.01	TERP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

EXPLANATORY NOTE

On July 31, 2020 (the “Closing Date”), pursuant to the Agreement and Plan of Reorganization, dated as of March 16, 2020 (the “Reorganization Agreement”), among Brookfield Renewable Partners L.P., an exempted limited partnership formed under the laws of Bermuda (“BEP”), Brookfield Renewable Corporation, a corporation incorporated under the laws of British Columbia and an indirect subsidiary of BEP (“BEPC”), 2252876 Alberta ULC, an unlimited liability corporation incorporated under the laws of Alberta and a wholly owned direct subsidiary of BEP (“Acquisition Sub”), TerraForm Power, Inc., a Delaware corporation (“TerraForm Power” or the “Company”), and TerraForm Power NY Holdings, Inc., a New York corporation and a wholly owned direct subsidiary of the Company (“Holdings”), BEP, through Acquisition Sub and BEPC, acquired all of the outstanding shares of class A common stock of the Company (“TERP Common Stock”) not held by the Brookfield Stockholders (as defined below) (such shares, the “Public TERP Shares”) through a series of transactions that include the Reincorporation Merger and the Share Exchange (each as defined below).  Pursuant to the Reorganization Agreement and that certain Plan of Merger, dated as of March 16, 2020 (the “Plan of Merger”), by and between the Company and Holdings, at the effective time of the Reincorporation Merger (the “Reincorporation Effective Time”), the Company merged with and into Holdings, with Holdings as the surviving corporation of such merger (the “Reincorporation Merger”), and (i) BBHC Orion Holdco L.P. (“BBHC Orion”) and Orion U.S. Holdings 1 L.P. (“Orion U.S.” and, together with BBHC Orion, the “Brookfield Stockholders”), each an affiliate of BEP, received shares of class A common stock, par value $0.01, of Holdings (“Holdings Class A Common Stock”), (ii) holders of Public TERP Shares who did not elect to receive non-voting limited partnership units of BEP (the “BEP Units”) received shares of class B common stock, par value $0.01, of Holdings (“Holdings Class B Common Stock”), and (iii) holders of Public TERP Shares who elected to receive BEP Units received shares of class C common stock, par value $0.01, of Holdings (“Holdings Class C Common Stock”). Immediately thereafter, at the effective time of the Share Exchange (the “Exchange Effective Time”), (i) pursuant to a binding share exchange, BEPC acquired each share of Holdings Class B Common Stock issued and outstanding after the Reincorporation Effective Time in exchange for the right to receive class A exchangeable subordinate voting shares, no par value, of BEPC (the “BEPC Exchangeable Shares”) and cash in lieu of fractional BEPC Exchangeable Shares (the “BEPC Exchange”) and (ii) pursuant to a binding share exchange, Acquisition Sub acquired each share of Holdings Class C Common Stock issued and outstanding after the Reincorporation Effective Time in exchange for the right to receive BEP Units and cash in lieu of fractional BEP Units (the “BEP Exchange” and, together with the BEPC Exchange, the “Share Exchange” and, together with the Reincorporation Merger, the “TERP Acquisition”).

The Reorganization Agreement and the TERP Acquisition were previously described in the Registration Statement on Form F-1/F-4 (Registration Nos. 333-234614 and 234614-01) filed by BEP and BEPC (the “Registration Statement”) and the Company’s definitive proxy statement/prospectus, dated June 29, 2020 (the “Proxy Statement/Prospectus”).

This Current Report on Form 8-K is being filed for the purpose of disclosing certain events with respect to the Company in connection with the completion of the TERP Acquisition.

Item 1.01	Entry Into a Material Definitive Agreement.

Amendment to the 2017 Merger Agreement

On July 31, 2020, Holdings (as successor by merger to the Company) and Orion U.S. entered into an amendment (the “2017 Merger Agreement Amendment”) to the Merger and Sponsorship Transaction Agreement, dated as of March 6, 2017 (the “2017 Merger Agreement”), by and among the Company, Orion U.S. and BRE TERP Holdings Inc., a Delaware corporation, pursuant to which, among other things, the provisions of the 2017 Merger Agreement relating to the contingent equity consideration payable to Orion U.S. under certain circumstances were amended to provide that the fair market value of such consideration would be determined based on an internal valuation determined by affiliates of the Brookfield Stockholders.

The foregoing description of the 2017 Merger Agreement Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the 2017 Merger Agreement Amendment attached as Exhibit 3.1 hereto and incorporated herein by reference.

Fourth Amended and Restated Limited Liability Company Agreement of TerraForm Power, LLC

On July 31, 2020, Holdings, TerraForm Power Holdings, Inc., a Delaware corporation, and BRE Delaware LLC, a Delaware limited liability company, entered into the Fourth Amended and Restated Limited Liability Company Agreement of TerraForm Power, LLC (the “New LLCA”), pursuant to which, among other things, the obligations of TerraForm Power, LLC (“Terra LLC”) to make incentive distribution right payments to BRE Delaware LLC were terminated.

The foregoing description of the New LLCA does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the New LLCA attached as Exhibit 3.2 hereto and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

Sponsorship Arrangements

On July 31, 2020, Holdings, Brookfield Asset Management Inc., a corporation existing under the laws of the Province of Ontario (“Brookfield”), BRP Energy Group L.P., a limited partnership existing under the laws of the Province of Manitoba (“BRP Energy”), Brookfield Asset Management Private Institutional Capital Adviser (Canada), L.P., a limited partnership existing under the laws of the Province of Manitoba (“BAMPIC Adviser”), Brookfield Global Renewable Energy Advisor Limited, a company existing under the laws of England (“BGRE Advisor”), Terra LLC and TerraForm Power Operating, LLC, a Delaware limited liability company (“TERP Operating”) agreed to terminate that certain Master Services Agreement, dated as of October 16, 2017 (the “MSA”), by and among Holdings, Brookfield, BRP Energy, BAMPIC Adviser, BGRE Advisor, Terra LLC and TERP Operating. Accordingly, the MSA was terminated.

On July 31, 2020, as a result of the termination of the MSA, (i) the Relationship Agreement, dated as of October 16, 2017, by and among Brookfield, the Company, Terra LLC and TERP Operating and (ii) the Governance Agreement, dated as of October 16, 2017, among the Company, Orion U.S. and certain other parties thereto from time to time, each automatically terminated in accordance with their respective terms.

On July 31, 2020, Holdings, Orion U.S. and BBHC Orion agreed to terminate the Registration Rights Agreement, dated as of October 16, 2017 (the “RRA”). Accordingly, the RRA was terminated.

Sponsor Line Credit Agreement

On July 31, 2020, Holdings notified Brookfield and Brookfield Finance Luxembourg S.à r.l., a société à responsabilité limitée organized under the laws of the Grand Duchy of Luxembourg (“Brookfield Luxembourg”), of the termination of all the revolving credit under that certain Credit Agreement (the “Sponsor Line Credit Agreement”), dated as of October 16, 2017, by and between the Company, as the borrower, and Brookfield and Brookfield Luxembourg, as the lenders. Accordingly, the Sponsor Line Credit Agreement was terminated.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Explanatory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Upon the completion of the TERP Acquisition, each Public TERP Share was exchanged for the right to receive consideration (the “TERP Acquisition Consideration”) consisting of a number of, at the election of the holder of such Public TERP Share, BEPC Exchangeable Shares or BEP Units, in each case, equal to the Adjusted Exchange Ratio (as defined below). The “Adjusted Exchange Ratio” is equal to 0.47625, which is the product of (x) 0.381 (which is the agreed upon exchange ratio pursuant to the Reorganization Agreement) multiplied by (y) the sum of (i) 0.25 (which is the number of BEPC Exchangeable Shares distributed with respect to each BEP Unit upon the consummation of BEP’s previously announced special distribution to its unitholders) and (ii) one.  Public TERP Shares in respect of which a valid election to receive BEP Units was not made by 5:00 p.m., New York time, on July 28, 2020, were converted into the right to receive BEPC Exchangeable Shares as TERP Acquisition Consideration.

No fractional BEPC Exchangeable Shares or BEP Units were issued in the TERP Acquisition, and holders of Public TERP Shares became entitled to receive cash in lieu of any fractional BEPC Exchangeable Shares or BEP Units that they would otherwise have been entitled to receive.

The foregoing description of the TERP Acquisition and the Reorganization Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Reorganization Agreement, a copy of which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 20, 2020 and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Explanatory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

In connection with the completion of the TERP Acquisition, the Company notified the Nasdaq Global Select Market (“NASDAQ”) that trading in TERP Common Stock should be suspended and listing of TERP Common Stock should be removed.  The Company also requested that NASDAQ file a notification of removal from listing on Form 25 with the SEC with respect to the delisting and deregistration of the TERP Common Stock. The TERP Common Stock ceased being traded prior to the opening of the market on July 31, 2020, and will no longer be listed on NASDAQ.

In addition, the Company intends to file with the SEC a Form 15 requesting that the reporting obligations of the Company under Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended, be suspended.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Explanatory Note, Item 2.01 and Item 3.01 of this Current Report on Form 8-K is incorporated by reference herein.

In connection with the TERP Acquisition and pursuant to the Reorganization Agreement:

•
each Company restricted stock unit outstanding as of the Reincorporation Effective Time was automatically and without any action on the part of the holder thereof converted into an award of the same type with respect to Holdings Class B Common Stock on a one-for-one basis (with the same terms) (following such conversion a “Holdings RSU”); and

•
each Holdings RSU outstanding immediately prior to the Exchange Effective Time was converted into a time-based restricted stock unit of BEPC with respect to a number of BEPC Exchangeable Shares equal to the product of (i) the number of Holdings Class B Common Stock (“Eligible Shares”) subject to such Holdings RSU immediately prior to the Exchange Effective Time and (ii) the Adjusted Exchange Ratio, with any fractional shares rounded down to the nearest whole share, subject to substantially the same terms and conditions as were applicable to such Holdings RSU immediately prior to the Exchange Effective Time (except that the form of payment upon vesting will be in BEPC Exchangeable Shares rather than in Eligible Shares).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the completion of the TERP Acquisition, Brian Lawson, Carolyn J. Burke, Christian S. Fong, Harry Goldgut, Richard Legault, Mark “Mac” McFarland and Sachin Shah resigned as directors of the Company, and the directors of the Company were replaced by the directors of Holdings as of Reincorporation Effective Time, which consist of John Stinebaugh, Michael Tebbutt and William Fyfe. None of these resignations was for cause or was the result of any disagreement with the Company, its management or its board of directors.

Effective as of the Reincorporation Effective Time, Kimball Osmars, the Chief Operating Officer of the Company, resigned as an officer of the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information provided in the Explanatory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the Reorganization Agreement, as of the Reincorporation Effective Time, the Company ceased to exist and Holdings continued as the surviving corporation. The articles of incorporation and bylaws of Holdings, as in effect at the Reincorporation Effective Time, remained as the articles of incorporation and bylaws of Holdings, as the surviving corporation of the Reincorporation Merger.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibit
2.1
Agreement and Plan of Reorganization, dated as of March, 16, 2020, by and among Brookfield Renewable Corporation, Brookfield Renewable Partners L.P., 2252876 Alberta ULC, TerraForm Power, Inc. and TerraForm Power NY Holdings, Inc. (incorporated by reference to Exhibit 2.1 of TerraForm Power, Inc.’s Current Report on Form 8-K, filed with the SEC on March 20, 2020).

3.1	Amendment to the Merger and Sponsorship Transaction Agreement, dated as of July 31, 2020, by and between TerraForm Power NY Holdings, Inc. and Orion US Holdings 1 L.P.
3.2	Fourth Amended and Restated Limited Liability Company Agreement of TerraForm Power LLC, dated as of July 31, 2020.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2020	TERRAFORM POWER NY HOLDINGS, INC.
as successor by merger to TerraForm Power, Inc.

	By:	/s/ William Fyfe
William Fyfe
General Counsel and Secretary